Exhibit 99.1

Volkswagen Auto Lease Trust 2004-A					Input
MONTHLY SERVICER CERTIFICATE
For the collection period ended 10-30-2004						PAGE 1

A.	DATES			Begin	End	# days

1	Determination Date				11/18/2004

2	Payment Date				11/22/2004

3	Collection Period			9/26/2004	10/30/2004	35

4	Monthly Interest Period- Actual			10/20/2004	11/21/2004	33

5	Monthly Interest- Scheduled					30

B.	SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor

6	Class A-1 Notes	321,000,000.00	262,074,774.25	40,381,388.93	221,693,385.32	0.6906336
7	Class A-2 Notes	437,000,000.00	437,000,000.00	—	437,000,000.00	1.0000000
8	Class A-3 Notes	326,000,000.00	326,000,000.00	—	326,000,000.00	1.0000000
9	Class A-4a Notes	100,000,000.00	100,000,000.00	—	100,000,000.00	1.0000000
9b	Class A-4b Notes	316,000,000.00	316,000,000.00	—	316,000,000.00	1.0000000
10	Certificates	209,401,709.41	209,401,709.41	—	209,401,709.41	1.0000000

11	Equals: Total Securities	$1,709,401,709.41	$1,650,476,483.66	$40,381,388.93	$1,610,095,094.73

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

12	Class A-1 Notes	1.9992%	480,278.23	1.8326000	40,861,667.16	155.9160636
13	Class A-2 Notes	2.4700%	899,491.67	2.0583333	899,491.67	2.0583333
14	Class A-3 Notes	2.8400%	771,533.33	2.3666667	771,533.33	2.3666667
15	Class A-4a Notes	3.0900%	257,500.00	2.5750000	257,500.00	2.5750000
15b	Class A-4b Notes	2.0100%	582,230.00	1.8425000	582,230.00	1.8425000

	Equals: Total Securities		2,991,033.23		43,372,422.16

C.	COLLECTIONS AND AVAILABLE FUNDS

16	Lease Payments Received					35,274,406.48
17	Sales Proceeds - Early Terminations					16,358,497.21
18	Sales Proceeds - Scheduled Terminations					—
19	Security Deposits for Terminated Accounts					35,650.00
20	Excess Wear and Tear Received					500.00
21	Excess Mileage Charges Received					2,894.25
22	Other Recoveries Received					134,821.11

23	Subtotal: Total Collections					51,806,769.05

24	Repurchase Payments					—
25	Postmaturity Term Extension					—
25e	Net Swap Receipt - Class A-4b					—
26	Investment Earnings on Collection Account					109,954.28

27	Total Available Funds, prior to Servicer Advances					51,916,723.33

28	Servicer Advance					—

29	Total Available Funds					51,916,723.33

D.	DISTRIBUTIONS

30	Payment Date Advance Reimbursement (Item 71)					—
31	Servicing Fee:
32	Servicing Fee Shortfall from Prior Periods					—
33	Servicing Fee Due in Current Period					1,375,397.07
34	Servicing Fee Shortfall					—
35	Administration Fee
36	Administration Fee Shortfall from Prior Periods					—
37	Administration Fee Due in Current Period					5,000.00
38	Administration Fee Shortfall					—
38e	Net Swap Payment - Class A-4b					226,730.00
38f	Senior Swap Termination Payment (paid pro rata with Noteholder Interest payment)					—
39	Interest Paid to Noteholders					2,991,033.23
40	Subtotal: Remaining Available Funds				47,318,563.03
41	Principal Distribution Amount (Item 59)				40,381,388.93
42	Principal Paid to Noteholders (lesser of Item 40 and Item 41)					40,381,388.93
43	Amount Paid to Reserve Account to Reach Specified Balance					6,937,174.10
43b	Subordinated Swap Termination Payments					—
44	Other Amounts paid to Trustees					—

45	Remaining Available Funds					—

Volkswagen Auto Lease Trust 2004-A
MONTHLY SERVICING CERTIFICATE
For the collection period ended 10-30-2004	PAGE 2

E.	CALCULATIONS

46	Calculation of Principal Distribution Amount: (Sum of)
47	a) Targeted Principal Distributable Amount:
48	For Current Units: Change in Securitization Value		24,659,260.08
49	For Current Units: Change in Securitization Value for Advanced Payments		—
50	For All Terminated Units: Securitization Value (Beg. of Collection Period)		15,722,128.85
51	For Repurchases: Securitization Value (Beg. Of Collection Period)		—
52	b) Principal Carryover Shortfall from Preceding Payment Date		—
53	c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date		—

54	Principal Distribution Amount before Reserve Account Draw Amount		40,381,388.93

55	Remaining Available Funds (Item 40)		47,318,563.03
56	Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)		—
57	Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)		—
58	Principal Carryover Shortfall (If Item 56 > Item 57 less Item 57, else 0)		—

59	Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)		40,381,388.93

60	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 27)		51,916,723.33
62	Less: Payment Date Advance Reimbursement (Item 71)		—
63	Less: Servicing Fees Paid (Items 32, 33 and 34)		1,375,397.07
64	Less: Administration Fees Paid (Items 36, 37 and 38)		5,000.00
65	Less: Interest Paid to Noteholders (Item 39)		3,217,763.23

66	Equals: Remaining Available Funds before Servicer Advance (If < Item 54, Available Funds Shortfall)		47,318,563.03
67	Monthly Lease Payments Due on Included Units but not received (N/A if Item 66 > Item 54)		N/A

68	Servicer Advance (If Item 66 < Item 54, lesser of Item 66 minus Item 54 and Item 67, else 0)		—

69	Reconciliation of Servicer Advance:
70	Beginning Balance of Servicer Advance		—
71	Payment Date Advance Reimbursement		—
72	Additional Payment Advances for current period		—

73	Ending Balance of Payment Advance		—

F.	RESERVE ACCOUNT

74	Reserve Account Balances:
75	Specified Reserve Account Balance ($57,065,217.39 if after Oct. 2004 and Item 96 < 1.5%, else $64,217,391.30)		51,282,051.28
76	Initial Reserve Account Balance		17,094,017.09

77	Beginning Reserve Account Balance		33,096,273.39
78	Plus: Net Investment Income for the Collection Period		33,106.22

79	Subtotal: Reserve Fund Available for Distribution		33,129,379.61
80	Plus: Deposit of Excess Available Funds (Item 43)		6,937,174.10
81	Less: Reserve Account Draw Amount (Item 57)		—

82	Subtotal Reserve Account Balance		40,066,553.71
83	Less: Excess Reserve Account Funds to Transferor (If Item 82 > Item 75)		—

84	Equals: Ending Reserve Account Balance		40,066,553.71

85	Change in Reserve Account Balance from Immediately Preceding Payment Date		6,970,280.32

86	Current Period Net Residual Losses:	Units	Amounts
87	Aggregate Securitization Value for Scheduled Terminated Units	—	—
88	Less: Aggregate Sales Proceeds for Scheduled Terminated Units		—
89	Less: Excess Wear and Tear Received		500.00
90	Less: Excess Mileage Received		2,894.25

91	Current Period Net Residual Losses/(Gains)	—	3,394.25

92	Cumulative Net Residual Losses:
93	Beginning Cumulative Net Residual Losses	—	—
94	Current Period Net Residual Losses (Item 91)	—	3,394.25

95	Ending Cumulative Net Residual Losses	—	3,394.25

96	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		0.00%

Volkswagen Auto Lease Trust 2004-A
MONTHLY SERVICING CERTIFICATE
For the collection period ended 10-30-2004	PAGE 3

G.	POOL STATISTICS

			Initial	Current
97	Collateral Pool Balance Data
98	Initial Aggregate Securitization Value		1,709,401,709	1,610,095,095
99	Number of Current Contracts		85,972	83,856
100	Weighted Average Lease Rate		4.96%	4.93%
101	Average Remaining Term		28.67	25.14
102	Average Original Term		44.43	44.41
103	Monthly Prepayment Speed			116.00%
		Units	Book Amount	Securitization Value
104	Pool Balance - Beginning of Period	84,709	1,751,131,138	1,650,476,484
105	Depreciation/Payments		(23,368,610)	(24,659,260)
106	Gross Credit Losses	(11)	(190,419)	(196,528)
107	Early Terminations	(842)	(16,236,829)	(15,525,601)
108	Scheduled Terminations	—	—	—
109	Repurchase/Reallocation	—	—	—

110	Pool Balance - End of Period	83,856	1,711,335,280	1,610,095,095

		Units	Securitization Value	Percentage
111	Delinquencies Aging Profile - End of Period
112	Current	83,147	1,597,251,857	99.20%
113	31 - 90 Days Delinquent	655	11,830,308	0.73%
114	90+ Days Delinquent	54	1,012,929	0.06%

115	Total	83,856	1,610,095,095	100.00%

			Units	Amounts
116	Credit Losses:
117	Aggregate Securitization Value on charged-off units		11	196,528
118	Aggregate Liquidation Proceeds on charged-off units			(107,781)
119	Recoveries on charged-off units			—

120	Current Period Aggregate Net Credit Losses/(Gains)		11	88,747

121	Cumulative Net Credit Losses:
122	Beginning Cumulative Net Credit Losses		—	—
123	Current Period Net Credit Losses (Item 120)		11	88,747

124	Ending Cumulative Net Residual Losses		11	88,747

125	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.01%

VW CREDIT, INC., as Servicer
By:

Title:
Team Leader — Structured Finance

Date:
November 18, 2004

Volkswagen Auto Lease Trust 2004-A
MONTHLY SERVICING CERTIFICATE
For the collection period ended 10-30-2004	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)

12/20/2004	20,323,495
01/20/2005	20,440,808
02/20/2005	21,294,398
03/20/2005	24,526,886
04/20/2005	31,599,939
05/20/2005	28,655,665
06/20/2005	24,474,836
07/20/2005	26,416,958
08/20/2005	29,703,431
09/20/2005	44,455,579
10/20/2005	45,800,176
11/20/2005	42,562,030
12/20/2005	46,266,438
01/20/2006	42,890,157
02/20/2006	37,881,105
03/20/2006	38,047,297
04/20/2006	40,101,005
05/20/2006	38,398,189
06/20/2006	32,515,739
07/20/2006	33,736,081
08/20/2006	30,913,112
09/20/2006	48,964,435
10/20/2006	59,280,684
11/20/2006	58,311,744
12/20/2006	57,709,125
01/20/2007	59,812,173
02/20/2007	54,081,828
03/20/2007	50,446,368
04/20/2007	49,740,035
05/20/2007	46,657,374
06/20/2007	39,892,015
07/20/2007	37,425,303
08/20/2007	37,828,227
09/20/2007	37,477,647
10/20/2007	41,475,138
11/20/2007	48,465,837
12/20/2007	39,103,603
01/20/2008	30,270,534
02/20/2008	23,653,471
03/20/2008	7,971,299
04/20/2008	4,993,320
05/20/2008	8,926,087
06/20/2008	21,407,289
07/20/2008	16,568,046
08/20/2008	13,515,795
09/20/2008	9,914,264
10/20/2008	1,089,380
11/20/2008	1,040,858
12/20/2008	690,450
01/20/2009	890,935
02/20/2009	544,542
03/20/2009	156,277
04/20/2009	49,573
05/20/2009	98,536
06/20/2009	165,300
07/20/2009	136,998
08/20/2009	209,728
09/20/2009	127,551

Total	1,610,095,095

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming (1) each collection period is a calendar month rather than a fiscal month, (2) timely receipt of all monthly rental payments and sales proceeds, (3) no credit or residual losses and (4) no prepayments (including defaults, purchase option exercises or other early lease terminations). Actual cash flows are likely to vary from these amounts.